UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(614)-470-8000

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1. Reports to Stockholders.

October 31, 2006

Annual Report

Institutional Diversified Stock Fund

Institutional Liquid Reserves Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedules of Portfolio Investments	6

Statements of Assets and Liabilities	10

Statements of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	20

Supplemental Information

Trustee and Officer Information	21

Proxy Voting and Form N-Q Information	24

Expense Examples	24

Portfolio Holdings	25

Additional Federal Income Tax Information	26

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund and Institutional Liquid Reserves Fund.

An investment in the Institutional Liquid Reserves Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Institutional
Funds

Call Victory at:

866-689-6999

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

All the major equity market indices recorded solid double-digit year-to-date and trailing one-year returns for the periods ending October 31, 2006. Following a weak second quarter this year, equities posted the best quarter since the fourth quarter of 2004 and the best third quarter since 1998. Returns were strong for all capitalization sizes over the last twelve months, with value stocks outperforming growth. The fixed income market also rallied briskly in the third quarter after two consecutive periods of negative returns.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, while energy prices and the prices of a number of commodities have declined sharply. The Federal Open Market Committee left the Fed Funds Rate unchanged in its last two meetings after seventeen consecutive increases, and intermediate- and long-term interest rates have declined in response to slower economic growth and moderating inflation expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

•  Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

•  Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

•  A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

•  A commitment to individual accountability in meeting client expectations.

•  A work environment that attracts, develops, and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-866-689-6999 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Institutional Funds

The Victory Institutional Funds

Institutional Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Fiscal 2006 was a rewarding year for equity investors and for owners of the Fund, as the Fund's 16.62% total return outpaced the benchmark S&P 500 Index's1 return of 16.34%.

All sectors posted double-digit returns in this period, led by Basic Industry (+21%), Financials (+20%), and Energy (+20%). The two consumer-oriented sectors, Cyclicals (+12%) and Staples (+13%), trailed the benchmark sectors, though returns here were still respectable. The Fund was well positioned at the sector level, with an emphasis on Basic Industry stocks, along with consistently underweight positions in both consumer sectors. Additionally, positive security selection in the Technology and Capital Goods sectors contributed to Fund's outperformance.

The Fund's top performing holdings were within the Technology and Capital Goods sectors. The Fund was led by Oracle Corp. (+46%), Cisco Systems (+38%), and Nokia Corp. (+23%) within the Technology sector. ABB Ltd. (+92%) and Deere & Co. (+40%) were standout stocks in the Capital Goods sector. Earnings disappointments from Yahoo! Inc. (-28%) and Medtronic Inc. (-14%) caused these stocks to decline and detract from the Fund's performance.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Victory Fund Performance

Period Ending 10/31/06

INSTITUTIONAL DIVERSIFIED STOCK FUND Class A
Inception Date	6/27/05
Net Asset Value
One Year	16.62%
Since Inception	13.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Institutional Diversified Stock Fund vs. S&P 500 Index

For the period 06/27/05 to 10/31/06

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

Graph reflects investment of growth of a hypothetical $2.5 million investment in the Fund which is the funds minimum initial investment for the fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Amount	Principal Value
Commercial Paper (3.6%)
HSBC Finance Corp., 5.37% (a), 11/1/06	$7,421	$7,421
Total Commercial Paper (Amortized Cost $7,421)		7,421
Common Stocks (97.0%)
Aluminum (0.7%)
Alcoa, Inc.	48,200	1,393
Banks (3.5%)
Bank of America Corp.	113,300	6,104
North Fork Bancorporation, Inc.	36,850	1,053
		7,157
Biotechnology (4.0%)
Amgen, Inc. (b)	107,860	8,188
Brokerage Services (4.1%)
Charles Schwab Corp.	376,046	6,852
Merrill Lynch & Co.	16,890	1,476
		8,328
Chemicals (1.8%)
Celanese Corp., Series A	76,535	1,578
PPG Industries, Inc.	30,400	2,079
		3,657
Coal (0.8%)
Peabody Energy Corp.	36,800	1,545
Computers & Peripherals (10.4%)
Cisco Systems, Inc. (b)	349,000	8,421
Dell, Inc. (b)	151,775	3,693
International Business Machines Corp.	49,580	4,578
Seagate Technology	202,600	4,575
		21,267
Cosmetics & Toiletries (1.8%)
Procter & Gamble Co.	58,075	3,681
Electronics (4.5%)
General Electric Co.	261,142	9,169
Engineering (2.3%)
ABB Ltd., ADR	307,500	4,588
Financial Services (7.2%)
Ambac Financial Group, Inc.	19,535	1,631
Capital One Financial Corp.	25,525	2,025
Legg Mason, Inc.	47,500	4,276
Marsh & McLennan Cos., Inc.	115,425	3,398
Western Union Co. (b)	151,430	3,339
		14,669
Food Processing & Packaging (1.7%)
General Mills, Inc.	60,229	3,422

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Forest Products & Paper (1.4%)
Weyerhaeuser Co.	45,392	$2,886
Health Care (2.9%)
Medtronic, Inc.	123,425	6,008
Heavy Machinery (4.5%)
Caterpillar, Inc.	73,705	4,474
Deere & Co.	54,679	4,655
		9,129
Insurance (1.6%)
American International Group, Inc.	50,025	3,360
Internet Business Services (1.4%)
Symantec Corp. (b)	140,300	2,784
Internet Service Provider (2.8%)
Yahoo, Inc. (b)	213,550	5,625
Investment Companies (1.8%)
Franklin Resources, Inc.	31,600	3,601
Machine — Diversified (0.9%)
Rockwell Automation, Inc.	29,900	1,854
Manufacturing — Miscellaneous (2.2%)
Siemens AG, ADR	50,065	4,496
Media (1.4%)
Time Warner, Inc.	139,500	2,791
Oil & Gas Exploration — Production & Services (2.2%)
Transocean, Inc. (b)	61,020	4,426
Oilfield Services & Equipment (5.5%)
Halliburton Co.	227,370	7,356
Weatherford International Ltd. (b)	94,458	3,880
		11,236
Pharmaceuticals (3.2%)
Novartis AG, ADR	34,250	2,080
Pfizer, Inc.	170,350	4,540
		6,620
Retail — Specialty Stores (4.6%)
Best Buy Co., Inc.	52,500	2,901
The Home Depot, Inc.	55,400	2,068
Tiffany & Co.	82,425	2,944
TJX Cos., Inc.	48,350	1,400
		9,313
Semiconductors (6.2%)
Broadcom Corp., Class A (b)	124,300	3,763
Intel Corp.	419,600	8,954
		12,717

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software & Computer Services (7.9%)
First Data Corp.	134,730	$3,267
Microsoft Corp.	187,575	5,385
Oracle Corp. (b)	398,264	7,356
		16,008
Transportation Services (2.4%)
United Parcel Service, Inc., Class B	65,575	4,941
Utilities — Telecommunications (1.3%)
Sprint Nextel Corp.	142,320	2,660
Total Common Stocks (Cost $182,412)		197,519
Total Investments (Cost $189,833) — 100.6%		204,940
Liabilities in excess of other assets — (0.6)%		(1,271)
NET ASSETS — 100.0%		$203,669

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Liquid Reserves Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Certificate of Deposit (6.1%)
Dexia Bank NY, 4.91%, 11/8/06	$4,000	$4,000
National City Bank, 4.97%, 2/28/07	2,000	2,000
Royal Bank of Scotland NY, 4.75%, 12/8/06	5,000	5,000
Total Certificate of Deposit (Amortized Cost $11,000)		11,000
Corporate Bond (4.7%)
BP Capital Markets PLC, 2.75%, 12/29/06	8,465	8,437
Total Corporate Bonds (Amortized Cost $8,437)		8,437
Repurchase Agreements (88.8%)
ABN Amro Bank NV, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $45,007, collateralized by $58,446 various U.S. Government securities, 0.00%-6.63%,11/14/08-7/7/28, market value $45,901)	45,000	45,000
Deutsche Bank Securities, Inc., 5.30%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $59,009, collateralized by $91,679 various U.S. Government securities, 4.43%-6.58%, 8/1/16-6/1/36, market value $60,180)	59,000	59,000
Goldman Sachs & Co., 5.30%, 11/1/06 (Date Agreement 10/31/06, Proceeds at maturity $20,003, collateralized by $31,524 various U.S. Government securities, 3.96%-6.07%, 5/1/34-10/1/44, market value $20,400)	20,000	20,000
Morgan Stanley & Co., 5.30%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $35,005, collateralized by $35,064 U.S. Government security, 6.50%, 10/1/36, market value $35,889)	35,000	35,000
Total Repurchase Agreements (Cost $159,000)		159,000
Investment Companies (0.2%)
Bank of New York Cash Reserve Fund	327,388	327
Total Investment Companies (Cost $327)		327
Total Investments (Cost $178,764) (a) — 99.8%		178,764
Other assets in excess of liabilities — 0.2%		409
NET ASSETS — 100.0%		$179,173

PLC — Public Liability Co.

(a)  Represents cost for financial reporting purposes and federal income tax purposes.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Institutional Funds  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Diversified Stock Fund	Institutional Liquid Reserves Fund
ASSETS:
Investments, at value (Cost $189,833 and $19,764)	$204,940	$19,764
Repurchase agreements, at value(a)	—	159,000
Total Investments	204,940	178,764
Cash	50	—
Interest and dividends receivable	117	556
Receivable for capital shares issued	423	—
Receivable for investments sold	1,565	—
Receivable from adviser	—	34
Prepaid expenses	22	67
Total Assets	207,117	179,421
LIABILITIES:
Payable for investments purchased	3,321	—
Distributions payable	—	191
Payable for capital shares redeemed	11	—
Accrued expenses and other payables:
Investment advisory fees	85	—
Administration fees	4	7
Custodian fees	10	20
Fund accounting fees	3	3
Transfer agent fees	9	8
Chief Compliance Officer fees	1	—
Trustee fees	—	4
Other accrued expenses	4	15
Total Liabilities	3,448	248
NET ASSETS:
Capital	186,389	179,175
Accumulated undistributed net investment income	42	—
Net unrealized appreciation on investments	15,107	—
Accumulated undistributed net realized gain (loss) from investment transactions	2,131	(2)
Net Assets	$203,669	$179,173
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	17,281	179,180
Net asset value & redemption price per share:	$11.79	$1.00

(a)  Value is equal to amortized cost

See notes to financial statements.

  Statements of Operations
The Victory Institutional Funds  Year Ended October 31, 2006

(Amounts in Thousands)

	Institutional Diversified Stock Fund	Institutional Liquid Reserves Fund
Investment Income:
Interest income	$243	$14,129
Dividend income	1,386	14
Total Income	1,629	14,143
Expenses:
Investment advisory fees	551	357
Administration fees	34	71
Accounting fees	31	31
Custodian fees	25	37
Transfer agent	34	53
Trustees' fees	6	23
Chief Compliance Officer fees	4	9
Legal and audit fees	38	67
State registration and filing fees	21	61
Other expenses	23	51
Total expenses	767	760
Expenses waived/reimbursed by Adviser	(95)	(318)
Net expenses	672	442
Net investment income	957	13,701
Realized/Unrealized Gains from Investment Transactions
Net realized gains (losses) from investment transactions	2,392	(1)
Net change in unrealized appreciation/depreciation on investments	15,220	—
Net realized/ unrealized gain (loss) from investment transactions	17,612	(1)
Change in net assets resulting from operations	$18,569	$13,700

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund		Institutional Liquid Reserves Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005(a)	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$957	$95	$13,701	$12,748
Net realized gains (losses) from investments	2,392	(105)	(1)	(1)
Net change in unrealized appreciation/ depreciation investments	15,220	(113)	—	—
Change in net assets resulting from operations	18,569	(123)	13,700	12,747
Distributions to Shareholders:
From net investment income	(939)	(71)	(13,701)	(12,753)
Change in net assets resulting from distributions to shareholders	(939)	(71)	(13,701)	(12,753)
Change in net assets from capital transactions:	143,866	42,367	(135,890)	13,230
Change in net assets:	161,496	42,173	(135,891)	13,224
Net Assets:
Beginning of period:	42,173	—	315,064	301,840
End of period:	$203,669	$42,173	$179,173	$315,064
Accumulated undistributed net investment income	$42	$24	$—	$—
Capital Transactions:
Proceeds from shares issued	163,897	42,331	3,513,620	4,741,438
Dividends reinvested	674	57	11,826	9,942
Cost of shares redeemed	(20,705)	(21)	(3,661,336)	(4,738,150)
Change in net assets from capital transactions:	$143,866	$42,367	$(135,890)	$13,230
Share Transactions:
Issued	14,942	4,133	3,513,620	4,741,438
Reinvested	61	6	11,826	9,942
Redeemed	(1,859)	(2)	(3,661,336)	(4,738,150)
Change in shares:	13,144	4,137	(135,890)	13,230

(a)  Reflects operations for the period from June 27, 2005 (date of commencement of operations) to October 31, 2005.

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2006	June 27, 2005 through October 31, 2005(a)
Net Asset Value, Beginning of Period	$10.19	$10.00
Investment Activities:
Net investment income	0.09	0.02
Net realized and unrealized gains on investments	1.60	0.19	(b)
Total from investment activities	1.69	0.21
Distributions to Shareholders:
From net investment income	(0.09)	(0.02)
Total Distributions	(0.09)	(0.02)
Net Asset Value, End of Period	$11.79	$10.19
Total return	16.62%	2.08	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$203,669	$42,173
Ratio of expenses to average net assets	0.61%	0.61	%(d)
Ratio of net investment income to average net assets	0.87%	0.86	%(d)
Ratio of expenses to average net assets*	0.69%	1.13	%(d)
Ratio of net investment income to average net assets*	0.79%	0.34	%(d)
Portfolio turnover	92%	28	%(c)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Not annualized.

(d)  Annualized.

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Liquid Reserves Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	August 2, 2004 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.046	0.028	0.004
Net realized and unrealized gains on investments	—	— (b)	—
Total from investment activities	0.046	0.028	0.004
Distributions to Shareholders:
From net investment income	(0.046)	(0.028)	(0.004)
Total Distributions	(0.046)	(0.028)	(0.004)
Net Asset Value, End of Period	$1.000	$1.000	$1.000
Total return	4.74%	2.82%	0.38	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$179,173	$315,064	$301,840
Ratio of expenses to average net assets	0.15%	0.14%	0.14	%(d)
Ratio of net investment income to average net assets	4.60%	2.71%	1.62	%(d)
Ratio of expenses to average net assets*	0.26%	0.24%	0.25	%(d)
Ratio of net investment income to average net assets*	4.49%	2.61%	1.51	%(d)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Less than $0.001 per share.

(c)  Not annualized.

(d)  Annualized.

See notes to financial statements.

  Notes to Financial Statements
The Victory Institutional Funds  October 31, 2006

1.  Organization:

The Victory Institutional Funds (the "Trust") were organized on August 1, 2003 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of two funds. The accompanying financial statements and financial highlights are those of the Institutional Diversified Stock Fund and the Institutional Liquid Reserves Fund (collectively, the "Funds").

The Funds are authorized to issue one class of shares.

The Institutional Diversified Stock Fund seeks to provide long-term growth of capital. The Institutional Liquid Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

  Notes to Financial Statements — continued
The Victory Institutional Funds  October 31, 2006

Securities Valuation:

Portfolios securities of the Funds that are listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, or at the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded, if applicable. Short-term investments maturing in 60 days or less and investments in the Institutional Liquid Reserves Fund are valued at amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures approved by the Trust's Board of Trustees (the "Board"). Investments in other open-end investment companies are valued at net asset value.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until that transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2006, there were no outstanding "when-issued" purchase commitments.

Continued

  Notes to Financial Statements — continued
The Victory Institutional Funds  October 31, 2006

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Institutional Diversified Stock Fund. Dividends from net investment income are declared daily and paid monthly by the Institutional Liquid Reserves Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 were as follows for the Institutional Diversified Stock Fund (amounts in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$239,459	$99,588	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Victory Capital Management, Inc. ("VCM" or the "Adviser") provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive annual fees based on a percentage of the average daily net assets of the Funds as follows: 0.50% for the Institutional Diversified Stock Fund and 0.12% for the Institutional Liquid Reserves Fund. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an indirect, wholly owned subsidiary of The BISYS Group, Inc., serves as the Administrator of the Funds. Certain officers of the Trust are affiliated with BISYS Ohio or the Adviser. Such officers, except the Trust's Chief Compliance Officer ("CCO"), receive no direct payments or fees from the Funds for serving as officers of the Trust. The Trust pays the compensation and reimburses the out-of-pocket expenses of the CCO, as approved by the Board.

Under the terms of the Administration Agreement, the Administrator's fee is computed daily and paid monthly at the annual rate of 0.03% of the Trust's average daily net assets up to $100 million, and 0.02% for all net assets exceeding $100 million, subject to an annual minimum fee of $25,000 per year.

Continued

  Notes to Financial Statements — continued
The Victory Institutional Funds  October 31, 2006

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting Agreement, BISYS Ohio is entitled to fees on a per fund basis of $25,000 per year. In addition, BISYS Ohio is also entitled to service fees and reimbursement of out-of-pocket expenses incurred in providing fund accounting services. Under the terms of the Transfer Agency Agreement, BISYS Ohio is entitled to fees on a per fund basis of $25,000 per year. In addition, BISYS Ohio is also entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Bank of New York serves the trust as Custodian.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser but is an affiliate of BISYS Ohio.

The Trustees have adopted a Rule 12b-1 Distribution and Service Plan (the "Plan") for the Institutional Liquid Reserves Fund. The annual amount payable by the Fund under the Plan is up to 0.05% of the Fund's average daily net assets. The fee is paid to broker and financial institutions that provide distribution and selling services and personal services to its clients who are shareholders. No fees are currently being paid under the Plan.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Institutional Diversified Stock Fund. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this plan.

The Adviser has entered into an expense limitation agreement with the Institutional Diversified Stock Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed 0.70% of the average daily net assets of the Fund, such excess amount will be the liability of the Adviser.

This expense limitation agreement will be in effect until at least February 28, 2007. The Adviser, Administrator, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. Waivers and reimbursements of any kind are not available to be recouped at a future time.

5.  Line of Credit:

Prior to March 1, 2006, the Institutional Liquid Reserves Fund participated in a line of credit agreement with Bank of New York ("BNY"). Under the agreement, the Fund could borrow up to $75 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. BNY did not receive a commitment fee. The Fund no longer participates in any line of credit agreements.

Continued

  Notes to Financial Statements — continued
The Victory Institutional Funds  October 31, 2006

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Diversified Stock Fund	$939
Institutional Liquid Reserves Fund	13,903

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amount in thousands):

Distributions Paid From Ordinary Income
Institutional Diversified Stock Fund	$71
Institutional Liquid Reserves Fund	12,980

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statement of Asset and Liabilities because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands) :

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Institutional Diversified Stock Fund	$2,835	$238	$—	$—	$14,207	$17,280
Institutional Liquid Reserves Fund	833	—	(833)	(2)	—	(2)

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Institutional Diversified Stock Fund	$190,733	$16,433	$(2,226)	$14,207

As of October 31, 2006, the Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2012		2013	2014	Total
Institutional Liquid Reserves Fund	$—	(a)	$1	$1	$2

(a) Rounds to less than $1,000.

Continued

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Institutional Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Diversified Stock Fund and Institutional Liquid Reserves Fund (two portfolios constituting The Victory Institutional Funds, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2006

  Supplemental Information
The Victory Institutional Funds  October 31, 2006

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees two portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and 20 portfolios in the The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	February 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2003	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (since 2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	February 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2006

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	August 2003	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	August 2003	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	August 2003	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2003	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 61	Chair and Trustee	August 2003	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutal Advisor Funds II (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	August 2003	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2006

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 33	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002 – July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004 – July 2005). CFO, Advisor Services, Gartmore Global (August 2003 – August 2004). Corporate Controller Gartmore Global (June 2000 – August 2003).

Mr. Christopher K. Dyer, 44	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 52	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2006

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30, 2006, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Expense Examples

As a shareholder of the Victory Institutional Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Institutional Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Institutional Liquid Reserves Fund	$1,000.00	$1,025.50	$0.77	0.15%
Institutional Diversified Stock	$1,000.00	$1,038.20	$3.19	0.62%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2006

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Institutional Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Institutional Liquid Reserves Fund	$1,000.00	$1,024.45	$0.77	0.15%
Institutional Diversified Stock	$1,000.00	$1,022.08	$3.16	0.62%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Portfolio Holdings
(As a Percentage of Total Investments)

Institutional Liquid Reserves Fund

  Supplemental Information — continued
The Victory Institutional Funds  October 31, 2006

  (Unaudited)

Additional Federal Income Tax Information

The Institutional Diversified Stock Fund designates the following amount as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amount in thousands): (unaudited)

Amount
Institutional Diversified Stock Fund	$12

For the year ended October 31, 2006, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of: (unaudited)

Amount
Institutional Diversified Stock Fund	30.47%

Dividends qualifying for corporate dividends received deduction of: (unaudited)

Amount
Institutional Diversified Stock Fund	31.14%

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PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	866-689-6999

IFAR 12/06

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dr. Thomas Morrissey.  Dr. Morrissey is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

	2006	2005
Audit Fees	$32,500	$30,500
Audit-Related Fees	0	0
Tax Fees	7,620	7,150
All Other Fees	0	0

Tax fees for both 2006 and 2005 are for recurring tax fees for the preparation of federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2005 $7,150
2006 $7,620

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.           Audit Committee of Listed Registrants.

Not applicable.

Item 6.           Schedule of Investments.

Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.    Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*	/s/Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/David C. Brown
David C. Brown, President

Date	January 8, 2007

By (Signature and Title)*	/s/Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 4, 2007